                                                                   EXHIBIT 10.24

                              PIMCO ADVISORS L.P.

                      EXECUTIVE DEFERRED COMPENSATION PLAN


        PIMCO Advisors L.P., a Delaware limited partnership, by resolution of its Equity Board, adopted The PIMCO Advisors L.P. Executive Deferred Compensation Plan (the "Plan"), effective as of December 1, 1996, for the benefit of its employees who are Eligible Participants (as defined herein) in the Plan. Each of the other Entities (as defined herein) has adopted the Plan effective as of December 1, 1996 for the benefit of its employees who are Eligible Participants in the Plan.

        The Plan is a nonqualified deferred compensation plan pursuant to which a portion of the Compensation (as defined herein) otherwise payable to certain eligible employees will be mandatorily deferred, and pursuant to which such eligible employees may elect to defer additional amounts of Compensation. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE I

                                  DEFINITIONS

Section 1.1 - General
-----------   -------

        Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meanings specified below unless the context clearly indicates to the contrary.

Section 1.2 - Additional Contribution
-----------   -----------------------

        "Additional Contribution" shall have the meaning set forth in Section
6.2.

Section 1.3 - Base Compensation
-----------   -----------------

        "Base Compensation" of an Employee, determined on any date, shall mean the annual rate of such Employee's salary paid by such person's Employer and shall exclude such Employee's bonuses, commissions, incentive compensation and other similar amounts, and shall include Base Compensation deferred under
Article III.

Section 1.4 - Beneficiary
-----------   -----------

        "Beneficiary" shall mean a person or trust properly designated by a Participant in the manner provided in Section 8.2 and, where appropriate, his Spouse or heirs at law, as provided in such Section.

Section 1.5 - Benefit
-----------   -------

        "Benefit" shall mean a distribution to be made at the times and over the applicable periods specified in Article VIII.

Section 1.6 - Bonus Compensation
-----------   ------------------

        "Bonus Compensation" of an Employee shall mean any bonus or profit sharing payment that the Employer elects to pay to the Employee, as well as any periodic commission compensation that the Employer elects to pay to the Employee, and shall include Bonus Compensation deferred under Article III.

Section 1.7 - Change of Control
-----------   -----------------

        "Change of Control" shall mean the merger or consolidation of the Partnership into another partnership, corporation or other entity, the acquisition by another partnership, corporation or person (excluding the Restructuring Corporation or any employee benefit plan of the Partnership or any trustee or other fiduciary holding securities under an employee benefit plan of the Partnership) of all or substantially all of the Partnership's assets or 51% or more of the Partnership's then outstanding units, or the liquidation or dissolution of the Partnership.

Section 1.7 - Class A Units
-----------   -------------

        "Class A Units" shall mean Class A units of limited partner interest in the Partnership.

Section 1.8 - Code
-----------   ----

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.9 - Committee
-----------   ---------

        "Committee" shall mean the committee established pursuant to Section
9.2.  The Committee shall have all duties and responsibilities under Article IX.

Section 1.10 - Compensation
------------   ------------

        "Compensation" of a Participant for any Plan Year shall mean the sum of his Base Compensation and Bonus Compensation, including amounts deferred under
Article III.

Section 1.11 - Deferral Account
------------   ----------------

        The "Deferral Account" of a Participant shall mean his individual account and all subaccounts therein, if any, in the Plan established in accordance with Section 5.1.

Section 1.12 - Deferred Compensation
------------   ---------------------

        "Deferred Compensation" shall mean Compensation deferred by a Participant pursuant to Article III while employed by an Entity.

Section 1.13 - Eligible Participant
------------   --------------------

        "Eligible Participant" shall mean any Employee who is eligible to participate in the Plan during a Plan Year, as provided in Article II.

Section 1.14 - Employee
------------   --------

        "Employee" shall mean any person who renders services to an Entity in the status of an employee as that term is defined in Code Section 3121(d).

Section 1.15 - Employer
------------   --------

        "Employer" of a Participant, determined on any date, shall mean the Entity of which the Participant is an Employee.

Section 1.16 - Equity Holdings
------------   ---------------

        "Equity Holdings" of a Participant, determined on any date, shall mean the aggregate Fair Market Value of all units of limited or general partnership interest in the Partnership held directly by a Participant or in which the Participant has a pecuniary interest (to the extent of such interest) and which were acquired in connection with the Participant's employment with the Employer or a predecessor thereto or an affiliate thereof, as well as the dollar amount by which any options for any such units are in-the-money as of such determination date. After a Restructuring, "Equity Holdings" shall include, in addition to the foregoing, all holdings of any successor security, as determined by the Committee.

Section 1.17 - Entities; Entity
------------   ----------------

        (a) "Entities" shall mean the Partnership and any Investment Management Firm or other corporation, partnership or limited liability company which subsequently adopts the

Plan as a whole or as to any one or more divisions, in accordance with Section 10.4(b), and any successor entity or company which continues the Plan under
Section 10.4(a).

        (b) "Entity" shall mean one of the Entities.

Section 1.18 - Equity Board
------------   ------------

        "Equity Board" shall mean the Equity Board of the Partnership or any successor board established by the Partnership.

Section 1.19 - ERISA
------------   -----

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 1.20 - Fair Market Value
------------   -----------------

        The "Fair Market Value" of Class A Units shall mean the average of the closing prices for the Class A Units for the five trading days immediately preceding the date on which the determination is made as reported on the New York Stock Exchange (the "NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national security exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such National Market, the average of the closing bid and asked prices on such days in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Committee or if not publicly traded, the fair value of the security determined reasonably and in good faith by the Committee. After a Restructuring, "Fair Market Value" shall mean such price for any successor exchange-traded or Nasdaq-quoted security, as determined by the Committee.

Section 1.21 - Installment Starting Date
------------   -------------------------

        "Installment Starting Date" shall mean the first day of the first period for which an installment of a Benefit is payable to a Participant pursuant to
Section 8.1(a)(ii).

Section 1.22 - Investment Date
------------   ---------------

        "Investment Date" shall have the meaning set forth in Section 6.2.

Section 1.23 - Investment Fund
------------   ---------------

        An "Investment Fund" shall mean a mutual fund or similar investment selected by the Trustee and consisting of short-term investment grade interest-bearing securities.

Section 1.24 - Investment Management Firm
------------   --------------------------

        "Investment Management Firm" shall mean each of the following subsidiaries of the Partnership: Pacific Investment Management Company, a Delaware general partnership, Columbus Circle Investors, a Delaware general partnership, NFJ Investment Group, a Delaware general partnership, Parametric Portfolio Associates, a Delaware general partnership, Cadence Capital Management, a Delaware general partnership, and Blairlogie Capital Management, a United Kingdom limited partnership.

Section 1.25 - Investment Management Services
------------   ------------------------------

        "Investment Management Services" shall mean any services which involve:
(i) the management, for a fee or other remuneration, of an investment account or fund (or portions thereof or a group of investment accounts or funds), or (ii) the giving of advice, for a fee or other remuneration, with respect to the investment of specific assets or funds (or any specific group of assets or funds); provided, however, that Investment Management Services shall not include the giving of general investment advice that is not related to an identifiable investment account or fund (or group of investment accounts or funds) for which the advisor receives no remuneration.

Section 1.26 - Managing Director
------------   -----------------

        "Managing Director" shall mean a person who, at the time of reference, is actively employed by an Investment Management Firm in the capacity of, and holds the title of, Managing Director.

Section 1.27 - Operating Board
------------   ---------------

        "Operating Board" shall mean the Operating Board of the Partnership or any successor board established by the Partnership.

Section 1.28 - Participant
------------   -----------

        "Participant" shall mean an Employee who is an Eligible Participant during the Plan Year in question, or who was an Eligible Participant during a prior Plan Year.

Section 1.29 - Partnership
------------   -----------

        "Partnership" shall mean PIMCO Advisors L.P., a Delaware limited partnership, and all of its operating divisions.

Section 1.30 - Partnership Agreement
------------   ---------------------

        "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended or restated from time to time.

Section 1.31 - Payday
------------   ------

        "Payday" shall mean the regular and recurring established day for payment of Base Compensation to Employees.

Section 1.32 - Plan
------------   ----

        "Plan" shall mean The PIMCO Advisors L.P. Executive Deferred Compensation Plan.

Section 1.33 - Plan Year
------------   ---------

        "Plan Year" shall mean the calendar year, and any partial year in which the Plan is adopted.

Section 1.34 - Prohibited Competitive Activity
------------   -------------------------------

        "Prohibited Competitive Activity" shall have the meaning ascribed thereto in Section 7.5 hereto.

Section 1.35 - Prohibited Investment Management Services
------------   -----------------------------------------

        "Prohibited Investment Management Services" shall mean any Investment Management Services which compete with the Investment Management Services of any Investment Management Firm or any subsidiary of an Investment Management Firm.

Section 1.36 - Rabbi Trust
------------   -----------

        "Rabbi Trust" shall mean that certain trust dated as of December 1, 1996 established by the Partnership and the other Employers for purposes of funding payments made pursuant to the Plan, investing such payments pursuant to Article VI and distributing Benefits to Participants and Beneficiaries pursuant to
Article VIII.

Section 1.37 - Restructuring and Restructuring Corporation
------------   -------------------------------------------

        "Restructuring" and "Restructuring Corporation" shall have the meanings ascribed thereto in the Partnership Agreement.

Section 1.38 - Restructuring Corporation
------------   -------------------------

        "Restructuring Corporation" shall have the meaning ascribed thereto in the Partnership Agreement.

Section 1.39 - Rules of the Plan
------------   -----------------

        "Rules of the Plan" shall mean rules adopted by the Committee pursuant to Section 9.1(a)(ii), as the same may be amended or revoked from time to time.

Section 1.40 - Spouse
------------   ------

        "Spouse" of a Participant shall mean the Spouse to whom he was married on the earlier of his Installment Starting Date or the Date of his Death; provided, however, that, to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Spouse.

Section 1.41 - Subsidiary Managed Funds
------------   ------------------------

        "Subsidiary Managed Funds" means, as of any date, those funds or investments with respect to which any Investment Management Firm or any subsidiary of an Investment Management Firm is performing any Investment Management Services.

Section 1.42 - Termination of Employment
------------   -------------------------

        (a) "Termination of Employment" of a Participant shall mean the Participant's resignation from or discharge by an Entity, or his disability, death or retirement, but shall not include his transfer among the Entities. The Committee shall have sole discretion to determine whether a Participant shall have "retired" for purposes of this Plan.

        (b) A leave of absence or sick leave authorized by an Entity in accordance with established policies or a vacation period shall not constitute a Termination of Employment; provided, however, that failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation on such date as is determined by the employment rules and policies of the Entity.

Section 1.43 - Trustee
------------   -------

        "Trustee" shall mean the trustee under the Rabbi Trust.

Section 1.44 - Vested
------------   ------

        "Vested," when used with reference to a Participant's Deferral Account (and the subaccounts therein), shall mean nonforfeitable, except as provided in the Plan.

                                   ARTICLE II

                                  ELIGIBILITY

Section 2.1 - Requirements for Participation
-----------   ------------------------------

        (a) Any Employee whose Compensation is greater than $250,000 (or such other dollar amount as is established by the Committee with respect to the Plan Year in question) shall become an Eligible Participant as of the first day of such Plan Year, and shall remain an Eligible Participant until the last day of such Plan Year; provided, however, that:

        (i) with respect to an Employee whose Compensation (determined as provided in (b) below) for a Plan Year is less than $1,000,000:

            (A) participation in the Plan is required if the Employee's Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value less than his or her Compensation;

            (B) participation in the Plan is optional if the Employee's Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value equal to or greater than his or her Compensation but less than twice his or her Compensation; and

            (C) An Employee may not participate in the Plan if his or her Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value equal to or greater than twice his or her Compensation;

        (ii) with respect to Employees whose Compensation (determined as provided in (b) below) for a Plan Year is greater than or equal to $1,000,000:

            (A) participation in the Plan is required if the Employee's Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value less than twice his or her Compensation;

            (B) participation in the Plan is optional if the Employee's Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value equal to or greater than twice his or her Compensation but less than four times his or her Compensation; and

            (C) An Employee may not participate in the Plan if his or her Equity
                Holdings determined as of the first day of the Plan Year have a Fair Market Value equal to or greater than four times his or her Compensation.

        (b) For purposes of determining eligibility for participation under this
Section 2.1, Compensation shall be determined by adding the Employee's rate of Base Compensation in effect at December 1 of the year prior to the Plan Year for which the determination is being made to the total Bonus Compensation paid or payable for such previous year, except with respect to employees hired during the Plan Year, for whom eligibility shall be determined by the Committee based on such Participant's Base Compensation and expected Bonus Compensation.

        (c) New employees who meet the foregoing criteria shall become Eligible Participants as of the first day of employment, and shall remain so until the last day of such Plan Year.

        (d) The Committee shall have final authority with respect to any determination regarding Participation in the Plan.

Section 2.2 - Mandatory Deferral
-----------   ------------------

        Each Eligible Participant shall have a minimum amount of his Compensation deferred to his Deferral Account pursuant to Sections 3.1, 3.2 and 3.3.

Section 2.3 - Elective Deferral
-----------   -----------------

        In addition to Compensation mandatorily deferred pursuant to Sections 3.1, 3.2 and 3.3, each Eligible Participant may elect, in accordance with the Rules of the Plan, to defer Compensation to his Deferral Account pursuant to
Section 3.4.

Section 2.4 - Deferral Procedure
-----------   ------------------

        (a) No later than two weeks after the Plan is adopted, the Committee shall provide each Employee who is an Eligible Participant for the Plan Year in which the Plan is adopted with a Compensation deferral form on which the Eligible Participant will provide the information set forth in Section 2.5, including any election by the Eligible Participant to defer Compensation paid on account of services rendered in such Plan Year pursuant to Section 3.4. Each Eligible Participant shall complete and sign the Compensation deferral form and return it to the Committee no later than four weeks following the date that the Plan is adopted.

        (b) In the third quarter of each Plan Year following the adoption of the Plan, the Committee shall provide each Employee who will or may be an Eligible Participant for the ensuing Plan Year a Compensation deferral form on which such Eligible Participant will provide the information set forth in
Section 2.5, including any election by the Participant to defer Compensation paid for such Plan Year pursuant to Section 3.4. Each Eligible Participant shall complete and sign the Compensation deferral form and return it to the Committee no later than the last day of such quarter.

Section 2.5 - Content of Deferral Form
-----------   ------------------------

        Each Eligible Participant shall set forth on his Compensation deferral form:

            (a) his consent that he, his successors in interest and assigns and all persons claiming under him shall be bound, to the extent authorized by law, by the statements contained therein and by the provisions of the Plan as they now exist, and as they may be amended from time to time;

            (b) if applicable, the amount of his Compensation that he elects to defer pursuant to Section 3.4 and, in such case, his authorization to his Employer to reduce his Compensation in accordance with such election;

            (c) the number of years (not to be less than five, as provided in Section 7.2) that Compensation deferred pursuant to Article 3 is to be held by the Trustee;

            (d) the form of distribution upon Termination of Employment elected in accordance with Section 8.1;

            (e) indicate whether interest and distributions in respect of such Eligible Participant's Deferral Account shall be reinvested by the Trustee in Class A Units; and

            (f) such other information as may be required for the administration of the Plan.

Such Compensation deferral form shall be in the form specified by the Committee from time to time.

                                  ARTICLE III

                             PARTICIPANT DEFERRALS

Section 3.1 - Mandatory Deferral of Compensation
-----------   ----------------------------------

        (a) The Committee shall determine the amount to be deferred for each Plan Year in advance of the commencement of such year. Initially, each Eligible Participant shall have the following amounts of his Compensation deferred to his Deferral Account for any Plan Year in which he is an Eligible Participant:

    (i) no less than 10% of compensation in excess of $250,000 up to $500,000;

    (ii) no less than 30% of compensation in excess of $500,000 up to $1,000,000; and

    (iii) no less than 30% of all compensation in excess of $1,000,000.

        (b) Any Entity adopting this Plan may specify percentages in excess of those set forth above; provided however, that deferral of amounts of Compensation in excess of $1,000,000 may not exceed 50%, and in no event may more than 40% of Compensation be deferred in the aggregate. No amounts shall be deferred unless the amount deferred exceeds $1,000.

Section 3.2 - Mandatory Deferrals
-----------   -------------------

        (a) Except as provided in (b) and (c) below, the amount of Compensation to be deferred by an Eligible Participant shall be determined at the time of each payment of Bonus Compensation, and shall be withheld from the Eligible Participant's Bonus Compensation paycheck, as follows. At the time of the first payment or installment of Bonus Compensation for a Plan Year, the total amount of the Bonus Compensation for such Plan Year for an Eligible Participant shall be added to such Eligible Participant's Base Compensation in effect for that Plan Year. The deferral schedule in effect for that Plan Year shall be applied to such amount to produce the total amount to be deferred. That amount shall be deferred from the Eligible Participant's Bonus Compensation payment, unless such total Bonus Compensation is to be paid in more than one installment, in which case an equal portion of the total amount to be deferred shall be deferred from each such payment of the Bonus Compensation. In the event that the Eligible Participant's Bonus Compensation is paid in more than one installment, the amount to be deferred shall not be recalculated or adjusted in the event of any increase in Base Compensation later in that Plan Year.

        (b) For Eligible Participants whose Bonus Compensation consists of commission payments, the amount to be deferred from each payment of Bonus Compensation shall be determined by (i) applying the deferral schedule in effect for that Plan Year to the sum of the total Base Compensation for such Plan Year and the actual aggregate amount of commissions paid to that date in that Plan Year and (ii) subtracting any amounts deferred from previous commission payments made in that Plan Year.

        (c) For other Eligible Participants whose total Bonus Compensation cannot be determined at the time of the first payment thereof, amounts shall be deferred from each installment of Bonus Compensation based on (i) applying the deferral schedule in effect for that Plan Year to the sum of the total Base Compensation for such Plan Year and the aggregate amount of Bonus Compensation paid to that date on account of service in such Plan Year and (ii) subtracting any amounts deferred from previous payments of Bonus Compensation paid on account of service in that Plan Year.

        Examples of typical deferral payments based on the initial deferral percentages are attached to this plan as Schedule 1.

Section 3.3 - Mandatory Deferrals for the Plan Year in Which the Plan is Adopted
-----------   ------------------------------------------------------------------

        If an Employee is an Eligible Participant for the Plan Year in which the Plan is adopted, then the amount of Compensation to be deferred pursuant to
Section 3.2 shall be reduced by multiplying the amount to be deferred by a fraction, the numerator of which is the number of days from, and including, the date of adoption of the Plan to, and including, December 31 of the year in which the Plan is adopted, and the denominator of which is 365.

Section 3.4 - Elective Deferral of Compensation
-----------   ---------------------------------

        (a) Each Eligible Participant may, pursuant to Sections 2.4 and 2.5 and in accordance with the Rules of the Plan, make an irrevocable election to defer Compensation in excess of the amount of Compensation that is mandatorily deferred pursuant to Sections 3.1, 3.2 and 3.3 (subject to any maximum amount that may be established by the Committee in its discretion). In the event that an Eligible Participant makes such an election, the amount of Compensation transferred by the Employer to the Trustee shall be increased accordingly.

        (b) Any election to defer Compensation pursuant to this Section 3.4 shall be made on the form described in Section 2.4, shall be irrevocable and shall be effective for the following Plan Year (or, with respect to the Plan Year in which the Plan is adopted, shall be effective for the portion of the Plan Year following the month in which the election is made) and shall remain in effect until the last day of such Plan Year, except as provided in Section 3.5. The Committee may in its discretion impose limits on the amount of Compensation that may be deferred under this Section 3.4. Unless otherwise provided by the Committee, no Eligible Participant may defer in a given Plan Year to the extent that the amount deferred exceeds such Eligible Participant's total Compensation less $150,000.

Section 3.5 - Discontinuance of Deferral
-----------   --------------------------

        An Eligible Participant may request a reduction or discontinuance of the elective portion of his Compensation deferral on a form specified by the Committee in accordance with the Rules of the Plan. The reduction or discontinuance shall apply only to the portion of such Eligible Participant's Compensation that has not yet been earned.

                                   ARTICLE IV

                   DEFERRAL CREDITS; OBLIGATIONS OF ENTITIES

Section 4.1 - Deferral Credits
-----------   ----------------

        For each date that an Eligible Participant's Compensation is deferred during a Plan Year, such Eligible Participant's Deferral Account shall be credited with an amount equal to 100% of all Compensation deferred to his Deferral Account pursuant to Sections 3.2, 3.3 and 3.4. Each such Deferral Account also shall be credited with its pro rata share of any Additional Contributions made pursuant to Section 6.2.

Section 4.2 - Obligations of the Entities
-----------   ---------------------------

        (a) Each Entity shall be obligated under Articles VIII and IX with respect to the portion of a Participant's Deferral Account attributable to Deferred Compensation and any amounts credited or debited to such portion of the Participant's Deferral Account under Article VI, and shall not be obligated with respect to any remaining portion of the Participant's Deferral Account. In the event that more than one Entity is obligated under Articles VIII and IX with respect to a Participant's Deferral Account, the Participant's Deferral Account shall include subaccounts, which shall be credited or debited with the amounts attributable to the obligations of each such Entity.

        (b) Each Entity shall, on the date on which Compensation for an Eligible Participant for which such Entity shall be responsible under (a) above is to be deferred, pay or cause to be paid to the Trustee an amount equal to such Compensation to be deferred. In addition, on each date that under Section 6.2 Additional Contributions are to be made, each Entity shall transfer or cause to be transferred such portion of the Additional Contribution as shall be attributable to the Eligible Participants for which such Entity shall be responsible.

                                   ARTICLE V

                                DEFERRAL ACCOUNT

Section 5.1 - Deferral Account
-----------   ----------------

        The Trustee shall establish and maintain for each Participant a Deferral Account to which shall be credited the amounts allocated thereto under Section 4.1, debited the distributions under Article VIII and credited or debited the amounts determined under Article VI.

Section 5.2 - Assignments, etc. Prohibited
-----------   ----------------------------

        No part of the Deferral Account of a Participant shall be liable for the debts, contracts or engagements of such Participant, his Beneficiary or Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall any such person have any rights to alienate, anticipate, commute, pledge, incumber or assign any Benefits or payments hereunder in any manner whatsoever except to designate a Beneficiary or Beneficiaries as provided in Section 8.2.

                                   ARTICLE VI

                              INVESTMENT OF FUNDS

Section 6.1 - Initial Investment of Funds
-----------   ---------------------------

        Following receipt of the same from the Entities, the Trustee shall invest amounts credited to a Participant's Deferral Account in an Investment Fund, pending the Trustee's investment of such amounts in Class A Units pursuant to Section 6.2. Amounts deferred in any Plan Year and credited to a Participant's Deferral Account will be held in a subaccount for that Participant for that Plan Year, having deferral period, reinvestment and other characteristics as elected by the Participant for that Plan Year as provided in
Section 2.5.

Section 6.2 - Investment in Class A Units
-----------   ---------------------------

        (a) From time to time (each an "Investment Date"), in the discretion of the Committee, the Trustee shall invest in Class A Units the amounts transferred to the Trustee under Section 4.2(b), as well as any amounts held by the Trustee for investment in Class A Units pursuant to an election by Participant to have distributions reinvested, which theretofore had not been so invested. Such investment shall occur, first, by means of a "Dutch auction" held by the Trustee for holders of unregistered Class A Units, with a stated maximum purchase price per unit equal to 90% of the Fair Market Value of the Class A Units, as determined on the Investment Date. The Committee shall, in its discretion, adopt such rules and procedures as it may deem appropriate with respect to such actions. To the extent that after such auction any funds remain in the Trust uninvested in Class A Units, the Trustee shall purchase Class A Units in the public market.

        (b) In the event that the Fair Market Value of the Class A Units so acquired by the Trustee under (a) above is less than 118% of aggregate amount of the deferred Compensation being invested on such Investment Date, the Partnership shall contribute or cause to be contributed to the Trustee cash or Class A Units (an "Additional Contribution") in an amount sufficient, once any cash has been invested in Class A Units, to cause:

            the aggregate Fair Market Value (determined as of the Investment
            Date) of the sum of the Class A Units acquired by the Trustee under
            (a) and the Class A Units acquired by the Trustee as a result of the Additional Contribution to equal 118 % of

            the aggregate amount of the deferred Compensation invested under (a) above.

        (c) Each Eligible Participant's Deferral Account (or the subaccounts therein) shall thereafter be credited with that portion of the Class A Units acquired by the Trustee under (a) and (b) above which bears the same proportion to the total number of Class A Units so acquired as the amount of Compensation credited to the Eligible Participant's Deferral Account for that Plan Year bears to the total amount of Compensation credited to all Eligible Participants' Deferral Accounts for that Plan Year.

Section 6.3 - No Rights as Unitholders
-----------   ------------------------

        The rights of a Participant to Class A Units or any other assets credited to his Deferral Account shall be no greater than the right of an unsecured general creditor of the Employer, as provided in Section 10.3.

Section 6.3 - Quarterly Distributions
-----------   -----------------------

        Unless otherwise elected by the Participant with respect to Compensation deferred in a particular Plan Year, all amounts earned on funds credited to a Participant's Deferral Account pending purchase of Class A Units and all cash distributions made on Class A Units credited to such Deferral Account (or the subaccounts therein) shall be credited to the appropriate subaccount of such Participant's Deferral Account, and paid by the Trustee to the Participant or his or her Beneficiary quarterly, within thirty days after the distribution is paid on the Class A Units.

                                  ARTICLE VII

                     VESTING OF ACCOUNTS; MINIMUM DEFERRAL
                              PERIODS; FORFEITURE

Section 7.1 - Vesting of Accounts
-----------   -------------------

        Except as provided in Sections 7.3 and 7.4, a Participant's interest in his Deferral Account shall become Vested, with respect to deferrals made on account of a particular Plan Year, immediately upon deferral, except for any portion attributable to Additional Contributions under Section 6.2(b), which shall vest on the first day of the sixth year following the Plan Year on account of which the deferral was made or, if earlier, upon the occurrence of a Change of Control or the death or retirement of a Participant. In the event of a Termination of Employment for any reason in advance of such date, all amounts not Vested in such Participant's Deferral Account (or any subaccount therein) shall be forfeited and any contributions or Class A Units therein returned by the Trustee to the Partnership.

Section 7.2 - Minimum Deferral Period
-----------   -----------------------

        (a) Except as provided in Article VIII, Compensation deferred pursuant to Article III on account of services rendered in a Plan Year by an Eligible Participant who is a Managing Director shall be deferred for a minimum period of five years following such Plan Year, and Compensation deferred pursuant to
Article III on account of services rendered in a Plan Year by any other Eligible Participant shall be deferred for a minimum period of five years following such Plan Year.

        (b) An Eligible Participant may elect in the Compensation deferral form described in Sections 2.4 and 2.5 to defer Compensation for any whole number of years extending beyond the applicable minimum period set forth in Section 7.2(a), or may specify that such Compensation is to be deferred until the Participant's death or retirement. In addition, but only upon a showing of an Unforeseen Emergency to the Committee's satisfaction, a Participant may request
(i) a reduction of such deferral period or, if such reduction is not sufficient,
(ii) a withdrawal from such Participant's deferral account on a form specified by the Partnership. For purposes of this Plan, an "Unforeseen Emergency" shall be defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, the loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Reduction of the deferral period or deferral account withdrawals may only be granted by the Committee in cases to the extent that the Participant's hardship may not be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be Unforeseen Emergencies include the need to send a Participant's child to college or the desire to purchase a home. Reductions in deferral periods or account withdrawals may only be made to the extent reasonably necessary to satisfy the emergency need.

Section 7.3 - Forfeiture Upon Certain Events
-----------   ------------------------------

        Upon a Participant's Termination of Employment, all Compensation, Class A Units or other investments credited to the Participant's Deferral Account hereunder shall continue to be held by the Trustee until the expiration of the deferral periods prescribed by this Article VII; provided, however, that all Compensation, Class A Units or other investments credited to such Participant's Deferral Account hereunder (other than such amounts attributable to elective deferrals pursuant to Section 3.4) shall be forfeited, and shall be transferred and paid by the Trustee to the Participant's Employer, in the event that the Committee determines that such forfeiture is merited because such Participant has engaged in gross misconduct, including fraud, theft, serious violations of federal or state securities laws or regulations, or willful and persistent violation of the Partnership's or any Employer's policies established for the purpose of compliance with federal or state securities laws.

Section 7.4 - Forfeiture Upon Competition
-----------   ---------------------------

        If so specified by an Entity adopting this Plan, in the event that a Managing Director of such an Entity engages in any Prohibited Competition Activity subsequent to his Termination of Employment, all Compensation, Class A Units or other investments credited to such Managing Director's Deferral Account hereunder, to the extent attributable to Compensation in excess of $1,000,000 and other than amounts attributable to elective deferrals pursuant to Section 3.4, shall thereafter be forfeited, and shall be transferred and paid by the Trustee to the Managing Director's Employer.

Section 7.5 - Prohibited Competition Activity
-----------   -------------------------------

        (a) "Prohibited Competition Activity" means any of the following activities:

          (i) Directly or indirectly, for or on behalf of any person, firm, corporation or other entity (other than an Investment Management Firm or any subsidiary of an Investment Management Firm), (A) diverting or taking away any Subsidiary Managed Funds, or (B) soliciting any person or entity for the purpose of diverting or taking away any such Subsidiary Managed Funds.

          (ii) Directly or indirectly, for or on behalf of any person, firm, corporation or other entity (other than an Investment Management Firm or any subsidiary of an Investment Management Firm), performing any Prohibited Investment Management Services. In the event that a Managing Director desires to perform Investment Management Services which he believes will not constitute Prohibited Investment Management Services, the Managing Director may, prior to his commencing the performance of such Investment Management Services, request the Partnership to make a determination as to whether the proposed Investment Management Services constitute Prohibited Investment Management Services. Any such request shall be made in writing and shall contain all information concerning the proposed Investment Management Services which the Managing Director reasonably believes to be material to the determination to be made. In addition, the

Managing Director shall submit such other information as may be reasonably requested by the Partnership.

          (iii) Directly or indirectly, soliciting or encouraging any employee of the Partnership or any affiliate to leave such employment or directly or indirectly employing or causing to be employed any such employee.

        (b) For purposes of this Section 7.5, the Managing Director shall be deemed to be indirectly engaged in an activity described in Section 7.5(a)(i) or 7.5(a)(ii) if such activity is carried out or effected by or through another party that is acting at the direction of, or in conjunction with, the Managing Director.

        (c) No activity shall be considered to constitute Prohibited Competition Activity if the involvement of the Managing Director in such activity has been approved, prior to the time that the Managing Director becomes involved in such activity, by a majority vote of the Qualified Members of the Operating Board and a majority vote of the Qualified Members of the Equity Board. The determination by a majority vote of the Qualified Members of the Operating Board and a majority vote of the Qualified Members of the Equity Board to grant or withhold approval for the Managing Director to be involved in any activity that would otherwise constitute Prohibited Competition Activity shall be final and shall be binding on the parties. For such purposes, "Qualified Members" mean those members of the Operating Board or the Equity Board, as the case may be, other than the Managing Director or any other member who will be involved in the proposed activity for which the approval is being sought.

        (d) In the event that the Operating Board, by a majority vote of its Qualified Members, determines that a Managing Director has engaged in any activity (the "Disputed Activity") which constitutes the performance of Prohibited Competition Activity, then the Partnership may provide written notice (the "Disputed Activity Notice") to the Managing Director of its determination that such Disputed Activity constitutes the performance of Prohibited Competition Activity. Such Disputed Activity Notice shall explain, in reasonable detail, the nature of the Disputed Activity and the reasons why the Operating Board believes such Disputed Activity constitutes the performance of Prohibited Competition Activity. During the thirty-day period immediately following the effective date of the Disputed Activity Notice, the Managing Director shall be entitled to take such remedial action as may be necessary to cure and eliminate, in all material respects, the performance of the asserted Prohibited Competition Activity, and any such cure or elimination effected within such thirty-day period shall cause the Disputed Activity which was the subject of the Disputed Activity Notice to be deemed not to have constituted the performance of Prohibited Competition Activity.

                                  ARTICLE VIII

                        PAYMENT OF BENEFITS; DESIGNATION
                                OF BENEFICIARIES

Section 8.1 - Payment of Benefits
-----------   -------------------

        (a) At the expiration of the deferral period applicable to Compensation of a Participant that is deferred for a particular Plan Year (as determined in accordance with Article VII), the Trustee shall, subject to Section 10.5, transfer to the Participant the number of Class A Units credited to the appropriate subaccount of his or her Deferral Account pursuant to Section 6.2, less any amounts required to be withheld by law, in one of the following methods, as elected by the Participant prior to such Plan Year for which the deferral was made:

            (i) the transfer of such Class A Units in one lump sum, or

            (ii) the transfer of such Class A Units in any fixed number of annual or more frequent installments (not exceeding 20 years or four installments per year) as is designated by such Participant, the number of Class A Units included in each such installment to be determined by dividing the then current number of Class A Units to be transferred by the remaining number of installments to be paid;

provided, however, that if the Participant fails to make such an election prior to such Plan Year, the applicable subaccount of his or her Deferral Account shall be distributed as provided in paragraph (i).

        (b) If a Participant elects to receive Class A Units in one lump sum as provided in paragraph (i) of Section 8.1(a), then the Participant shall receive the Class A Units to be transferred not later than the date which is thirty days after the end of the expiration of the applicable deferral period. If a Participant elects to receive Class A Units in installments as provided in paragraph (ii) of Section 8.1(a), then the Participant shall receive each installment of the Class A Units to be transferred not later than thirty days after the end of each installment period.

Section 8.2 - Designation of Beneficiaries; Substitute Rights of Spouse or Heirs
-----------   ------------------------------------------------------------------
at Law
------

        (a) Each Participant shall have the right to designate, revoke and redesignate one or more Beneficiaries hereunder and to direct payment of the Benefits provided herein to his Beneficiaries who survive him and comply with the Rules of the Plan.

        (b) Designation, revocation or redesignation must be made in writing on a form provided by the Committee (or its delegate) and becomes effective upon delivery to the Committee (or its delegate).

        (c) If a Participant who has designated a Beneficiary or Beneficiaries dies, and the Beneficiary or Beneficiaries does not survive the Participant (or does not survive to the date of any distribution under Section 8.1) or fails to comply with the Rules of the Plan, the amount otherwise payable to such Beneficiary or Beneficiaries shall be paid in the manner provided under Section
8.1 to his surviving spouse, if any, and otherwise to his heirs at law, as determined under the law of the state in which he resided on the day he died governing succession to personal property.

Section 8.3 - Benefits Upon Death of a Participant
-----------   ------------------------------------

        (a) Upon the death of a Participant, and subject to Section 10.5, any Class A Units and/or Compensation credited to the Participant's Deferral Account, less any amounts required to be withheld by law, shall be distributed by the Trustee in one lump sum to such Participant's Beneficiary or Beneficiaries, notwithstanding the deferral periods set forth in Article VII.

        (b) Such payment shall be made not later than sixty days after the end of the calendar quarter in which the Participant's death occurs.


                                   ARTICLE IX

                           ADMINISTRATIVE PROVISIONS

Section 9.1 - Duties and Powers of the Committee
-----------   ----------------------------------

        (a) The Committee shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

            (i) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

            (ii) to adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

            (iii)  to determine the deferral amounts under Section 3.1;

            (iv) to construe the Plan and the Rules of the Plan;

            (v) to determine questions of eligibility and forfeiture;

            (vi) to determine entitlement to a Benefit and to distributions to Participants, Beneficiaries, and all other persons;

            (vii) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

            (viii) to appoint claims and review officials to conduct claims procedures as provided in Section 9.11; and

            (ix) to delegate any duty, power or responsibility to the Trustee, to any firm or person engaged under paragraph (i) or to any other person or persons.

        (b) Every finding, decision, and determination made by the Committee (or its delegate) shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

Section 9.2 - Committee
-----------   ---------

        (a) Unless otherwise provided by the Equity Board, the Committee shall be composed of the members of the Partnership's Unit Incentive Committee.

        (b) The Committee shall have such powers, duties and responsibilities as are delegated to it by the Equity Board. The Equity Board may amend, modify or terminate the delegation of powers, duties and responsibilities to the Committee from time to time. Any power, duty or responsibility no longer delegated to the Committee shall become a power, duty or responsibility of the Equity Board, and may be delegated by the Equity Board to such person or persons as the Equity Board determines appropriate. Committee members shall not receive payment for their services as such.

        (c) Appointment of Committee members shall be effective upon filing of written acceptance of appointment with the Equity Board. A Committee member may resign at any time by delivery of written notice to the Equity Board.

        (d) Vacancies in the Committee shall be filled in accordance with subsection (a).

        (e) The Committee shall act by a majority of its members in office, either by meeting or by a written instrument executed by a majority of the Committee members. The Committee may, by a written instrument executed by all of the Committee members then in office, authorize one of its members to execute any instrument required to be executed by the Committee.

        (f) The Chairperson of the Committee shall appoint a Secretary to keep the minutes of its meetings.

        (g) The Committee may delegate authority over day-to-day operations of the Plan to an administrative committee composed of officers of the Partnership.

Section 9.3 - Limitations upon Powers of the Committee
-----------   ----------------------------------------

        The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

Section 9.4 - Compensation and Indemnification of Committee; Expenses of
-----------   ----------------------------------------------------------
Administration
--------------

        (a) The Partnership shall pay or reimburse the Chief Executive Officer of the Partnership (and his delegates), each other Committee member and each Employee functioning under Section 9.1(a)(viii) for all expenses (including reasonable attorneys' fees) properly incurred by them in the administration of the Plan.

        (b) The Partnership shall indemnify and hold each such Employee and Committee member harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

        (c) The Entities may obtain and provide for any Employee and Committee member, at the expense of the Entities, liability insurance against liabilities imposed on him by law.

        (d) Legal fees incurred in the preparation and amendment of documents shall be paid by the Partnership.

        (e) Except as provided in subsection (a), fees and expenses of persons rendering services to the Plan shall not be paid or reimbursed by the Entities, except as agreed upon by the Entities.

Section 9.5 - Effect of Committee Action
-----------   --------------------------

        Except as provided in Section 9.3, all actions taken and all determinations made by the Committee (or its delegate) in good faith shall be final and binding upon all Participants, their Beneficiaries and any other person.

Section 9.6 - Recordkeeping
-----------   -------------

        (a) The Trustee shall maintain suitable records of each Participant's Deferral Accounts (and the subaccounts therein), and the Committee shall maintain suitable records of its deliberations and decisions.

        (b) The Committee shall appoint a secretary, and at its discretion, an assistant secretary, to keep the record of proceedings, to transmit its decisions, instructions, consents or directions to any interested party, to execute and file, on behalf of the Committee, such documents, reports or other matters as may be necessary or appropriate under ERISA and to perform ministerial acts.

        (c) The Committee shall not be required to maintain any records or accounts which duplicate any records or accounts maintained by the Entities.

Section 9.7 - Statement to Participants
-----------   -------------------------

        Within sixty days after the last day of each calendar quarter of the Plan Year, the Trustee shall furnish to each Participant a statement setting forth the value of his Deferral Account and such other information as the Committee shall instruct the Trustee to furnish.

Section 9.8 - Inspection of Records
-----------   ---------------------

        Copies of the Plan and the records of a Participant's Deferral Account (and the subaccounts therein) shall be open to inspection by him or his duly authorized representatives at the office of the Partnership at any reasonable business hour.

Section 9.9 - Identification of Fiduciaries
-----------   -----------------------------

        (a) The Committee shall be the named fiduciary of the Plan and, as permitted or required by law, shall have exclusive authority and discretion to operate and administer the Plan.

        (b) The named fiduciary, the Trustee, the Equity Board, the Entities, and every person who exercises any discretionary authority or discretionary control respecting the Plan or who has any discretionary authority or discretionary responsibility in the administration of the Plan, including any person designated by the named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and as such shall be subject to provisions of ERISA and other applicable laws governing fiduciaries.

Section 9.10 - Procedure for Allocation of Administrative Responsibilities
------------   -----------------------------------------------------------

        (a) Administrative responsibilities under the Plan shall be allocated as follows:

            (i) the sole duties, responsibilities and powers allocated to the Equity Board, any Entity, the Trustee, the Committee and any other person shall be those expressly provided in the relevant Sections of the Plan, and

            (ii) all administrative responsibilities not allocated to the Equity Board, the Entities, or the Trustee are allocated to the Committee, subject to delegation.

        (b) Administrative responsibilities under the Plan may be reallocated among fiduciaries by amending the Plan in the manner prescribed in Section 10.9, followed by the fiduciaries' acceptance of, or operation under, such amended Plan.

Section 9.11 - Claims Procedure
------------   ----------------

        (a) Other than claims relating to whether a Managing Director has engaged in Prohibited Competition Activity (which claims shall be governed by Section 7.5), a claim by a Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Committee (or its delegate) in writing within the maximum time permitted by law or under the regulations of the Secretary of Labor or his delegate pertaining to claims procedures.

        (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

        (c) If the claim is granted, the appropriate distribution or payment shall be made by the Entities.

        (d) If the claim is wholly or partially denied, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant:

            (i) the specific reason or reasons for such denial;

            (ii) specific reference to pertinent Plan provisions on which the denial is based;

            (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

            (iv) an explanation of the Plan's claims review procedure.

        (e) The Committee (or its delegate) shall provide each claimant with a reasonable opportunity to appeal the claim official's denial of a claim to a review official (appointed by the Committee (or its delegate) in writing) for a full and fair review. The claimant or his duly authorized representative

            (i) may request a review upon written application to the review official (which shall be filed with it),

            (ii) may review pertinent documents, and

            (iii)  may submit issues and comments in writing.

        (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the

Benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty days after receipt by the claimant of written notice of denial of his claim.

        (g) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but no later than 120 days after receipt of such request for review.

        (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

        (i) In considering claims under this claims procedure, the claims official and the review official shall have fiduciary and discretionary authority to make findings of fact and to construe the terms of the Plan and, to the full extent permitted by law, the determination of the claims official (if no review is properly requested) or the decision of the review official (on review, if review has been properly requested) shall be final and binding on all parties unless held by a court of competent jurisdiction to constitute an abuse of discretion.

Section 9.12 - Conflicting Claims
------------   ------------------

        If the Committee is confronted with conflicting claims concerning a Participant's Deferral Account, the Committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Committee shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Committee in such proceeding shall be paid from the Participant's Deferral Account.

Section 9.13 - Service of Process
------------   ------------------

        The Secretary of the Partnership is hereby designated as agent of the Plan for the service of legal process.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.1 - Termination of the Plan
------------   -----------------------

        (a) While the Plan is intended as a permanent program, the Equity Board shall have the right at any time to declare the Plan terminated completely as to the Entities or as to any Entity or any division, facility or other operational unit thereof; provided, however, that no amendment shall decrease the amount of interest any Participant or any other person entitled to payment under the Plan has in the Participant's Deferral Account.

        (b) Discharge or layoff of Employees of an Entity or any unit thereof without such a declaration shall not result in a termination of the Plan.

        (c) In the event of any termination, the Committee shall continue to maintain Participants' Deferral Accounts and payment of such Deferral Accounts shall be made in accordance with Article VIII or as otherwise provided by the Equity Board.

Section 10.2 - Limitation on Rights of Employees
------------   ---------------------------------

        The Plan is strictly a voluntary undertaking on the part of the Entities and shall not constitute a contract between an Entity and any Employee with respect to, or consideration for, or an inducement or condition of, the employment of an Employee. Nothing contained in the Plan shall give any Employee the right to be retained in the service of an Entity or to interfere with or restrict the rights of the Entities, which are hereby expressly reserved, to discharge or retire any Employee, except as provided by law, at any time without notice and with or without cause. Inclusion under the Plan will not give any Employee any right or claim to any Benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan.
The doctrine of substantial performance shall have no application to Employees, Participants, Beneficiaries or any other persons entitled to payments under the Plan. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

Section 10.3 - Unfunded Obligations of the Entities
------------   ------------------------------------

        The obligations of the Entities under the Plan shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be segregated from the assets of the Entities for the benefit of any Participant or any other person or persons to whom Benefits are to be paid pursuant to the terms of the Plan. The interest of any Participant or any other person hereunder shall be limited to the right to receive the Benefits as set forth herein. To the extent that a Participant or any other person acquires a right to receive Benefits under the Plan, such rights shall be no greater than the right of an unsecured general creditor of the Entities. The Plan is intended to be "unfunded" for purposes of the Code and Title I of ERISA.

Section 10.4 - Consolidation or Merger; Adoption of Plan by Other Entities
------------   -----------------------------------------------------------

        (a) In the event of the consolidation or merger of an Entity with or into any other corporation, partnership or other entity, or the sale by an Entity of all or substantially all of its assets, the resulting successor may continue the Plan by adopting it in a resolution of its board of directors or agreement of its partners. If within 90 days from the effective date of such consolidation, merger or sale of assets, such new corporation does not adopt the Plan, the Plan shall be terminated in accordance with Section 10.1 as to the Entity.

        (b) Any Entity may, with the approval of the Equity Board, adopt the Plan as a whole entity effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Entity shall give written notice of such adoption to the Committee by its duly authorized officers.

Section 10.5 - Restructuring
------------   -------------

        From and after a Restructuring of the Partnership (as described in the Partnership Agreement), subject to the limits set forth below, the Trustee shall be authorized to take such actions as the Committee may find to be appropriate and equitable to cause the Class A Units held in all Participants' Deferral Accounts to be exchanged or otherwise substituted for such securities as may be received by other holders of publicly-traded Class A Units in exchange for such units in connection with the Restructuring, including, without limitation, transferring to the Restructuring Corporation the Class A Units held by the Trust in exchange for shares of common stock of the Restructuring Corporation; provided, however, that unless required to be earlier exchanged to maintain the Partnership's status as a partnership for federal income tax purposes, the Trustee shall retain the Class A Units held in the Trust following the Restructuring and not exchange the same for any successor security except upon distribution of Class A Units to Participants or their beneficiaries who are not eligible to be "Non-public Partners" under the Partnership Agreement. If and to the extent Class A Units are exchanged for a successor security after the Restructuring, as applicable all references in this Plan to "Class A Units" shall be deemed to refer to such successor security.

Section 10.6 - Registration of Class A Units
------------   -----------------------------

        As soon as practicable following the adoption of the Plan, the Partnership (or, after the Restructuring, the Restructuring Corporation or other successor issuer of publicly-traded securities) shall file with the Securities Exchange Commission a registration statement on the applicable form registering the Class A Units purchased pursuant to Section 6.2 (or, after the Restructuring, any securities exchanged or exchangeable for Class A Units pursuant to Section 10.5).

Section 10.7 - Errors and Misstatements
------------   ------------------------

        In the event of any misstatement or omission of fact by a Participant to the Committee or any clerical error resulting in payment of Benefits in an incorrect amount, the Committee shall promptly cause the amount of future payments to be corrected upon discovery of the facts and the Entities shall pay the Participant or any other person entitled to payment under the Plan any underpayment in cash in a lump sum or to recoup any overpayment from future payments to the Participant or any other person entitled to payment under the Plan in such amounts as the Committee shall direct or to proceed against the Participant or any other person entitled to payment under the Plan for recovery of any such overpayment.

Section 10.8 - Payment on Behalf of Minor, etc.
------------   --------------------------------

        In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Committee is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Committee may direct that such payment be made to any person found by the Committee in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Entities, the Equity Board, the Committee, the Trustee and their officers, directors and Employees.

Section 10.9 - Amendment of Plan
------------   -----------------

        As limited by any applicable law, the Plan may be wholly or partially amended by the Equity Board from time to time including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code or regulations pursuant thereto; provided, however, that no amendment shall decrease the amount of interest any Participant or any other person entitled to payment under the Plan has in the Participant's Deferral Account.

Section 10.10 - Governing Law
-------------   -------------

        This Plan shall be construed, administered and governed in all respects under and by applicable federal laws and, where state law is applicable, the laws of the State of California.

Section 10.11 - Pronouns and Plurality
-------------   ----------------------

        The masculine pronoun shall include the feminine pronoun, and the singular the plural where the context so indicates.

Section 10.12 - Titles
-------------   ------

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 10.13 - References
-------------   ----------

        Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.

        Executed at Newport Beach, California.

                                PIMCO Advisors, L.P.

                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------